UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2024

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Extension Promissory Note

On April 4, 2024, Cartica Acquisition Corp, a special purpose acquisition company incorporated as a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Extension Note”) to Cartica Acquisition Partners, LLC (the “Sponsor”), a Delaware limited liability company, the Company’s sponsor, pursuant to which the Sponsor agreed to loan the Company up to $360,000 in connection with the extension of the Company’s termination date from April 7, 2024 to January 7, 2024 (the “Extension”). The Company will deposit in its trust account (the “Trust Account”) $40,000 each month (commencing on April 7, 2024 and on the 7th day of each subsequent month) through January 7, 2025 for the benefits of Class A ordinary shares of the Company sold in its initial public offering (the “Public Shares”) that are not redeemed in connection with the Extension that was approved at the Extension Meeting (as defined below).

The principal amount of this Note may be drawn down in nine equal amounts of $40,000.00 per month. On or before April 7, 2024, the first installment of the Extension Funds will be deposited into the Trust Account. The Note bears no interest and is payable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination, and (ii) the date of the liquidation of the Company.

The Extension Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the Extension Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment to Existing Promissory Note

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 5, 2023, on August 31, 2023, the Company issued a promissory note (the “Working Capital Note”) to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company up to $300,000 for working capital expenses. As previously reported on the Current Report on Form 8-K filed with the SEC on February 22, 2024, the Working Capital Note was amended to increase the principal sum from up to $300,000 to up to $750,000. On April 4, 2024 the Working Capital Note was further amended to increase the principal sum from $750,000 to $1,250,000 (the “Second Amendment”). The Working Capital Note, as amended, bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination and (b) the date of the Company’s liquidation.

The Working Capital Note, as amended, was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 3, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”) to amend the Company’s amended and restated memorandum and articles of association,as amended (the “Charter Amendment”) to extend the date by which the Company has to consummate a business combination from April 7, 2024 to January 7, 2025 (the “Extension Amendment Proposal”) and to ratify the selection by the audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”). The proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve each of the foregoing proposals.

There were 8,964,415 Class A ordinary shares and 1,000,000 Class B ordinary shares issued and outstanding on February 16, 2024, the record date for the Meeting, entitled to cast a total of 9,964,415 votes. At the Meeting, there were 9,038,580 ordinary shares present in person or by proxy, representing approximately 90.71% of the total ordinary shares outstanding as of the record date, which constituted a quorum.

The final voting results for the Extension Amendment Proposal are as follows:

For	Against	Abstain	Broker Non-Votes
8,975,082	150,000	0	0

The final voting results for the Auditor Ratification Proposal are as follows:

For	Against	Abstentions	Broker Non-Votes
9,151,234	0	0	0

Shareholders holding 1,964,993 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $21.87 million (approximately $11.13 per share) will be removed from the trust account to pay such holders. Immediately following the redemptions, there are 2,249,422 Class A ordinary shares issued and outstanding.

The Charter Amendment went effective as of April 3, 2024 and was filed by the Company with the Cayman Islands Registrar of Companies. A copy of the Charter Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated as of April 4, 2024.
10.2	Amendment No. 2 to the Promissory Note issued to Cartica Acquisition Partners, LLC, dated April 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: April 8, 2024	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer